August 15, 1996


VIA FACSIMILE MAIL

Song I Limited                The Balcor Company       Andrew D. Small
Partnership                   2355 Waukegan Road       Katten Muchin & Zavis
c/o The Balcor Company        Suite A200               Suite 2100
2355 Waukegan Road            Bannockburn, IL  60015   525 W. Monroe Street
Suite A200                    Attn:  Al Lieberman      Chicago, IL  60661
Bannockburn, IL  60015
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 19th day of July, 1996 (the "Agreement") between Song I Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Songbird Apartments, San Antonio, Texas (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Small:

     Purchaser hereby requests an extension of the Approval Period, as such term is defined in Section 17(A) of the Agreement, from August 19, 1996 until 5:00 p.m. CDT on August 26, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                              ERP OPERATING LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  Equity Residential Properties Trust,
                                   a Maryland Real Estate Investment Trust,
                                   its general partner

                                   By:  /s/ Linda A. Menich
                                        --------------------------------
                                            Linda A. Menich
                                            Assistant Vice President


Approved and Accepted this    day of August, 1996

SONG I LIMITED PARTNERSHIP,
an Illinois limited partnership

By:  Song I of Illinois, Inc., an Illinois corporation,
     its general partner

     By:    /s/ James E. Mendelson
          ------------------------------------
     Name:      James E. Mendelson
          ------------------------------------
     Title:     Authorized Representative
          ------------------------------------

August 20, 1996


VIA FACSIMILE MAIL

Song I Limited Partnership    The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 19th day of July, 1996 (the "Agreement") between Song I Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Songbird Apartments, San Antonio, Texas (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Closing Date, as such term is defined in Section 9 of the Agreement, be changed from August 30, 1996 to September 19, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.

     Furthermore, this letter shall serve as the Extension Notice as such term is defined in the letter agreement dated July 19, 1956, between Seller and Purchaser.


                              ERP OPERATING LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  Equity Residential Properties Trust,
                                   a Maryland Real Estate Investment Trust,
                                   its general partner

                                   By:   /s/ Shelley L. Dunck
                                        ---------------------------------
                                        Shelley L. Dunck
                                        Vice President

Approved and Accepted this    day of August, 1996

SONG I LIMITED PARTNERSHIP,
an Illinois limited partnership

By:  Song I of Illinois, Inc., an Illinois corporation,
     its general partner

     By:  /s/ Jerry M. Ogle
          ---------------------------------------
     Name:    Jerry M. Ogle
          ---------------------------------------
     Title:   Vice President and Secretary
          ---------------------------------------

August 26, 1996


VIA FACSIMILE MAIL

Song I Limited Partnership    The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 19th day of July, 1996 (the "Agreement") between Song I Limited Partnership, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Songbird Apartments, San Antonio, Texas (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

     Purchaser hereby requests that the Agreement be modified to change "Eleven Million and No/100 Dollars ($11,000,000.00)" to "Ten Million Seven Hundred Thousand and No/100 Dollars ($10,700,000.00)" in the second line of Section 1 thereof. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                              ERP OPERATING LIMITED PARTNERSHIP,
                              an Illinois limited partnership

                              By:  Equity Residential Properties Trust,
                                   a Maryland Real Estate Investment Trust,
                                   its general partner

                                   By:  /s/ Shelley L. Dunck
                                        ---------------------------------
                                        Shelley L. Dunck
                                        Vice President


Approved and Accepted this     day of August, 1996

SONG I LIMITED PARTNERSHIP,
an Illinois limited partnership

By:  Song I of Illinois, Inc., an Illinois corporation,
     its general partner

     By:  /s/ Jerry M. Ogle
          ------------------------------------
     Name:    Jerry M. Ogle
          ------------------------------------
     Title:   Vice President and Secretary
          ------------------------------------